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                                                             Exhibit 10.4

                                   AMENDMENT
                                   ---------
                           TO AGREEMENT BETWEEN THE
                           ------------------------
                  DEVELOPMENT CORPORATION OF HARLINGEN, INC.
                  ------------------------------------------
                          AND RMH TELESERVICES. INC.
                          --------------------------

     On the 28th day of February , 2001 this AMENDMENT TO THE AGREEMENT BETWEEN
            ---         --------
THE DEVELOPMENT CORPORATION OF HARLINGEN, INC. AND RMH TELESERVICES, INC. (hereinafter "Amendment") amends the Agreement Between the Development Corporation of Harlingen, Inc. and RMH Teleservices, Inc. dated September 22, 2000 and was entered into by the DEVELOPMENT CORPORATION OF HARLINGEN, INC. (hereinafter "DEVELOPMENT CORPORATION") and RMH TELESERVICES, INC., a Pennsylvania corporation (hereinafter "RMH"), on the following terms and conditions:

     1.   Commission Approval: This Amendment is subject to the express approval
          -------------------
of the Elective Commission of the City of Harlingen. Failure to receive such approval shall render this Amendment null and void.

     2.   Funding: Based upon the representations, inducements and commitments
          -------
by RMH, both set forth herein and in other representations made and documents provided to the DEVELOPMENT CORPORATION by RMH, the DEVELOPMENT CORPORATION agrees to amend the grant of funding to RMH as

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Agreement Between The Development Corporation Of Harlingen,               Page 1
Inc. And RMH Teleservices, Inc.
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follows:

          The DEVELOPMENT CORPORATION shall fund Two Hundred Fifty Thousand And No/lOOths Dollars ($250,000.00) to RMH, to hire and maintain continuously a minimum of three hundred (300) full time equivalent employees, by January 15, 200l upon presentation of a signed lease agreement for a minimum of five (5) years and upon presentation of sworn statement(s) detailing RMH's hiring of three hundred (300) new full time equivalent employees, the dates of their employment at the Harlingen operation, and the salaries and benefits of each new employee and that they correspond to the salaries and benefits represented in Exhibit "A" to the Agreement hereby amended, and that there are no plans to discharge any of these employees. The remaining Two Hundred Fifty Thousand And No/l00ths Dollars ($250,000.00), [which was to be funded as part of the initial Five Hundred Thousand And No/l00ths Dollars ($500,000.00) payment upon RMH's commencing operations as defined in paragraph 3(e) of the Agreement], shall be funded to RMH upon its having hired and continuously maintained five hundred (500) full-time equivalent employees (the original 300 full time equivalent employees described above plus 200 more full-time equivalent employees) for a period of thirty (30) days.

This provision amends paragraphs 2,2(a), 3(b), and 3(e) to the extent that they are inconsistent with the provisions stated above. This Amendment is intended to help RMH by partially funding the initial payment because of delays experienced by RMH that were unanticipated and not caused by RMH.

     3.   All Other Terms Unchanged: In all other terms and respects, the
          --------------------------
initial Agreement remains unchanged and RMH must meet all the requirements

____________________________________________________________
 Amendment To The Agreement Between The Development                 Page 2 of 3
Corporation Of Harlingen, Inc. And RMH Teleservices, Inc.
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therein for further funding and/or to avoid default.

     4.   Parties Bound And Assignment: This Agreement shall be binding upon and
          ----------------------------
shall inure to the benefit of the parties hereto, their successors and assigns. RMH may not assign this Amendment or any of their rights hereunder without the prior written consent of the DEVELOPMENT CORPORATION, which shall not unreasonably be withheld.

     5.   Authorization: The parties acknowledge and represent to each other
          -------------
that the persons who executed this Amendment were duly authorized to do so on behalf of each party.

     Executed at and performable in Harlingen, Cameron County, Texas.

DEVELOPMENT CORPORATION               RMH TELESERVICES, INC.,
OF HARLINGEN, INC.


BY: /s/ [Illegible]                   BY: /s/ Michael J. Scharff
   ------------------------              -------------------------------

ITS: PRESIDENT                        ITS: Executive Vice President
    -----------------------               ------------------------------


CITY OF HARLINGEN

BY: /s/ [ILLEGIBLE]
   ------------------------

ITS: MAYOR
    -----------------------



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Agreement Between The Development Corporation Of Harlingen,               Page 3
Inc. And RMH Teleservices, Inc.